PROSPECTUS



                                November 29, 2002







                              STANCELL SOCIAL FUND
                        A series of Advisors Series Trust





The Stancell Social Fund is a mutual fund that seeks to provide capital appreciation over the long term by investing primarily in equity securities. The Stancell Social Fund invests in securities of companies that satisfy certain social responsibility criteria or that generally promote the revitalization of distressed communities through their location in Federal Empowerment Zones and/or Enterprise Communities. This Prospectus contains information about the Institutional Class of shares of the Stancell Social Fund.


The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.




                               SUBSCRIPTION PERIOD


The distributor for the Stancell Social Fund is soliciting orders to purchase shares of the Fund during an initial offering period until January 31, 2003 (the "Subscription Period"). The Fund reserves the right to end the Subscription Period before January 31, 2003 if it obtains subscriptions for the purchase of initial shares of beneficial interest of the Fund in the approximate amount of $15 million, or such other amount as deemed by the Fund's Board of Trustees as sufficient to permit operation of the Fund ("Seed Capital Amount").

Orders received during the Subscription Period will not be processed before commencement of operations, currently scheduled for January 31, 2003, or sooner if the Fund obtains subscriptions for the Seed Capital Amount ("Commencement Date"). On the Commencement Date, regardless of how long the Subscription Period lasts, your order will be processed for the amount received and priced at the Fund's initial net asset value of $10.00 per share. If the Fund does not obtain subscriptions for the Seed Capital Amount by January 31, 2003, orders for subscription will be cancelled and funds will be returned to you, and the Fund will consider other investment options.

Orders to purchase shares of the Fund that are accompanied by payment and that are received before the Commencement Date, will be deemed orders to purchase shares of the Fund as of the Commencement Date. Such orders will be processed and priced at the initial offering price of $10.00 per share on the Commencement Date. Prior to the Commencement Date, orders will not be processed by the Fund's transfer agent and may be returned (and the subscription order cancelled) if requested by way of a cancellation order received prior to the Commencement Date.

In order to obtain the initial offering price of $10.00 per share, an order, accompanied by payment, must be received no later than 4:00 P.M. Eastern Time, on January 31, 2003. Please send a check along with your completed subscription offer application to the following address:


Regular Mail                                Overnight Delivery
Stancell Social Fund                        Stancell Social Fund
c/o U.S. Bancorp Fund Services, LLC         c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701                                615 E. Michigan Street, Third Floor
Milwaukee, WI 53201-0701                    Milwaukee, WI  53202

Alternatively, to place an order by wire, please call (626) 914-7363 to obtain instructions about making an order to purchase shares of the Fund.

There can be no guarantee that the Fund's net asset value after the close of the Subscription Period will be more than $10.00 per share. Shares of the Fund will not be available to the public prior to the Fund's Commencement Date except through these subscription offers. Beginning on the Commencement Date, shares of the Fund will be available as described in this Prospectus.





                              ---------------------
                                TABLE OF CONTENTS
                              ---------------------


Fund Overview: Risk/Return Summary.............................................1

Performance Information........................................................2

Fees and Expenses..............................................................2

Investment Objective and Principal Investment Strategies.......................3

Principal Investment Risks.....................................................5

Management of the Fund.........................................................6

Pricing of Fund Shares.........................................................7

Buying Fund Shares.............................................................8

Selling (Redeeming) Fund Shares...............................................10

Description of Classes........................................................12

Distributions and Taxes.......................................................12

Financial Highlights..........................................................12

Privacy Notice................................................................13

For More Information..........................................................14


Fund Overview: Risk/Return Summary
--------------------------------------------------------------------------------

Investment Objective
The Stancell Social Fund (the "Fund") pursues an investment objective of capital appreciation over the long term.

Principal Investment Strategies

--------------------------------------------------------------------------------
An Empowerment Zone or Enterprise Community is a distressed area or community that the Federal government has targeted to receive substantial investment of Federal resources to encourage private sector development, job growth and/or entrepreneurship.
--------------------------------------------------------------------------------

The Fund seeks to meet its investment objective by investing in common stocks of companies of all market capitalizations that satisfy certain social responsibility criteria. Specifically, the Fund invests at least 50% of its assets primarily in equity securities of companies conducting business in federal Empowerment Zones and/or Enterprise Communities. In addition, the Fund does not invest in businesses involved in alcohol or tobacco. From those companies that meet the Fund's criteria for social responsibility, the primary strategy of the Fund is to identify sectors that the Fund believes will outperform the Russell 3000 Index as a whole, and then overweight the Fund's investments in those sectors, selecting both growth companies and undervalued companies based on fundamental criteria. The Fund cannot guarantee that it will achieve its investment objective. For more information, see "Investment Objective and Principal Investment Strategies" in this Prospectus.

Principal Investment Risks
As with all mutual funds, there is the risk that you could lose money on your investment in the Fund. For example, the following risks could affect the value of your investment:

o Market Risk - Either the stock market as a whole, or the value of an individual company, goes down resulting in a decrease in the value of the Fund.

o Social Policy Risk - The Fund's social responsibility screens could cause the Fund to under-perform similar funds that do not have criteria for social responsibility.

o Small and Medium-Size Companies Risk - Securities of small and medium-size companies involve greater risk than investing in larger companies because they can be subject to more abrupt or erratic share price changes than larger companies.

o Sector Risk - The Fund will concentrate its investments within one sector or among a broad range of sectors from time to time. To the extent that the Fund focuses on one or more sectors, it may be subject to the risks affecting that sector more than would a more broadly diversified fund.

Who Should Invest in the Fund

o    Investors with long-term financial goals.

o    Investors looking for capital growth potential.

o    Investors  who  would  like  an   investment   that   incorporates   social
     responsibility into its security selection process

Who Should Not Invest in the Fund

o    Investors with short-term financial goals.

o Investors who are unwilling to accept share prices that may fluctuate, sometimes significantly, over the short term.

o    Investors whose primary goal is to receive current income.

Performance Information
--------------------------------------------------------------------------------

Because the Fund has recently commenced operations and has been in operation for less than a calendar year, there is no performance information available at this time.

Fees and Expenses
--------------------------------------------------------------------------------

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Total Annual Fund Operating Expenses are based, in part, on estimated expenses.

SHAREHOLDER FEES1
(expenses paid directly from your investment)               NONE
 --------------------------------------------

ANNUAL FUND OPERATING EXPENSES
(expenses deducted from Fund assets)
                                                      Institutional Class
Management Fees                                              1.00%
Distribution (Rule 12b-1) Fees                               None
Other Expenses2                                              0.91%
Total Annual Fund Operating Expenses                         1.91%
        Less Expense Reimbursement                          -0.61%
Net Annual Fund Operating Expenses3                          1.30%

--------------------------------------------------------------------------------

1 The shares of the Fund are 100% no load, so you pay no sales charges (loads) to buy or sell shares of the Fund. The Fund's authorized intermediary charges a $15 fee for wire redemptions.

2 These expenses, which include custodian, transfer agency and other customary Fund expenses, are based on estimated amounts for the Fund's current fiscal year.

3 The Fund's investment advisor has contractually agreed to waive its fees and/or absorb expenses of the Fund to ensure that Total Annual Operating Expenses do not exceed 1.30% of average net assets of the Institutional Class of Shares of the Fund. This contract's term is indefinite and may be terminated only by the Board of Trustees. Under limited conditions, the Fund may reimburse the investment advisor in future years for fees waived or expenses paid.

Example
The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that:

1. You invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares of the Fund at the end of those periods,

2.   You reinvested all dividends and capital gain distributions,

3.   Your  investment  has a 5% return  each year,  and

4.   The Fund's operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

 ----------------------------------- ------------- ------------------
 Stancell Social Fund                   1 Year          3 Years
                                        ------          -------
 ----------------------------------- ------------- ------------------
 Institutional Class                     $132            $412
 ----------------------------------- ------------- ------------------

Investment Objective and Principal Investment Strategies
--------------------------------------------------------------------------------

The investment objective of the Fund is to provide capital appreciation over the long term. This objective is fundamental, which means that it cannot be changed without shareholder approval. The investment strategies described below are non-fundamental, which means that they may be changed by action of the Board of Trustees of Advisors Series Trust (the "Trust") without shareholder approval.

The Fund seeks its investment objective by investing primarily in equity securities of U.S. and/or foreign companies with a wide range of market capitalization, selected on the basis of their ability to contribute to both the Fund's social as well as financial expectations. Investments for the Fund must meet the minimum standards for all its social and financial criteria, with potential investments first evaluated on the basis of the Fund's social criteria and then selected according to their financial soundness.

Although the Fund's social criteria will tend to limit the availability of investment opportunities more than is customary with other funds, Stancell Asset Management, LLC, the Fund's investment advisor (the "Advisor"), believes that there are sufficient investment opportunities to permit full investment among issuers that satisfy the Fund's investment and social objectives.

Socially Responsible Investment Criteria
The Fund's primary socially responsible investment criterion is that the Fund's portfolio of investments consist of companies that conduct business in an Empowerment Zone or Enterprise Community ("EZ/EC"). An EZ/EC is an economically distressed urban or rural area meeting certain criteria as a target for federal grants and other assistance for community redevelopment and social services, usually accompanied by some tax and regulatory relief in order to attract or retain businesses. The Fund considers a company conducting business in an EZ/EC if such company:

o    Participates in a federal EZ/EC program;
o    Maintains its headquarters in an EZ/EC; or
o Derives a portion of its gross revenues from facilities located in an EZ/EC.

To locate investment opportunities, the Advisor utilizes a list of publicly-traded companies located in EZ/ECs from federal governmental sources, so designated by the U.S. Department of Housing and Urban Development (HUD), the U.S. Department of Agriculture (USDA), or other governmental (or non-governmental) agencies or bodies. The Fund invests in accordance with the philosophy that investments in those organizations whose products or services are located in an EZ/EC will produce long-term financial as well as social rewards to investors. Companies operating in areas with pervasive poverty rates such as EZ/ECs generally promote their revitalization and help stimulate the creation of new jobs and job training, particularly for the disadvantaged and long-term unemployed. In addition, companies operating in EZ/ECs take advantage of certain federal tax treatment and credits not available to other companies, generally reducing their tax burden and making more income available for growth. The Fund excludes companies that are deemed by the Advisor to have a business involvement with the alcohol or tobacco industries. The Fund does not purchase securities of companies that endorse the use of alcohol or tobacco because of the deleterious effects these products have in communities, especially those experiencing pervasive poverty.

The Advisor analyzes and adjusts the investments meeting the Fund's socially responsible investment criteria on a quarterly basis.

Financial Considerations
Once the Advisor has developed the universe of companies meeting the Fund's social investment criteria, SSgA Funds Management, Inc. (the "Sub-Advisor") selects stocks of companies that it believes have potential for growth. The Sub-Advisor seeks a portfolio of stocks for the Fund that will provide greater long-term returns than the overall U.S. equity market without incurring greater risks than those commonly associated with investments in equity securities.

The Fund's portfolio strategy combines market economics with fundamental research. The Sub-Advisor begins by assessing current economic conditions and forecasting economic expectations. The industry sectors of the Russell 3000 Index are examined to determine the sector's market capitalized weighting and to estimate the performance of each sector relative to the Index as a whole. A balance is determined for the Fund's portfolio, giving greater weight to market sectors that are expected to outperform the overall market. Stocks are then selected for each sector of the Fund's portfolio based on the issuer's industry classification, the stock's historical sensitivity to changing economic events and conditions and an assessment of the stock's current valuation and prospects.

In general, the assessment of a stock's valuation and prospects for growth begins with the stocks of those companies that exhibit growth characteristics in comparison to other companies in that particular company's industry or the market, or that exhibit certain individual characteristics, such as:

o    Price/earnings ratio;             o   Experienced management;
o    Strong balance sheet;             o   Leadership positions in their markets; and
o    A consistent history of           o   Proprietary products, processes and/or
     earnings stability and growth;        services.


Generally, the types of growth companies in which the Fund intends to invest are those that the Sub-Advisor believes:

o    are financially sound;

o    are, or are likely to become, leaders in their respective industries; or

o have, or will likely develop, a historical record of consistent growth and stability of earnings.

The Fund's investment in equity securities may include common stocks, preferred stocks, warrants and convertible securities. The convertible securities in which the Fund may invest will be investment grade or better. Investment grade securities are those rated, at the time of purchase, in one of the four highest rating categories by a nationally recognized statistical rating organization or determined to be of comparable quality by the Sub-Advisor if the security is unrated. The Fund may also invest up to 15% of its assets in American Depositary Receipts ("ADRs") and equity securities of foreign issuers. ADRs are equity securities traded on U.S. exchanges that are generally issued by banks or trust companies to evidence ownership of foreign equity securities. Typically, however, the Fund concentrates its investment in a core group of 50 to 70 common stocks.

The Fund's annual portfolio turnover rate indicates changes in its portfolio investments. The Sub-Advisor will sell a security when appropriate and consistent with the Fund's investment objective and policies, regardless of the effect on the Fund's portfolio turnover rate. Buying and selling securities generally involves some expense to the Fund, such as broker commissions and other transaction costs, and a high turnover rate in any year will result in payment by the Fund of above-average transaction costs and could result in the payment by shareholders of above-average amounts of taxes on realized investment gains. The Fund cannot accurately predict its future annual portfolio turnover rate. It may vary substantially from year to year since portfolio adjustments are made when conditions affecting relevant markets, particular industries or individual issues warrant such action. In addition, portfolio turnover may also be affected by sales of portfolio securities necessary to meet cash requirements for redemptions of shares.

Temporary Investments
When the Sub-Advisor believes market or economic conditions are unfavorable for investors, the Fund may invest up to 100% of its assets in a temporary defensive manner or hold a substantial portion of its assets in cash, cash equivalents such as repurchase agreements, or other high quality short-term investments, such as money market fund shares, money market instruments, and/or high quality short-term debt securities. The Fund may also invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. When the Fund's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested. In these circumstances, the Fund may be unable to achieve its investment objective. In addition, to the extent the Fund uses a money market fund for its cash position, there will be some duplication of expenses because the Fund would bear its pro rata portion of such money market fund's advisory fees and operational expenses.

Principal Investment Risks
--------------------------------------------------------------------------------

You should be aware that you may lose money by investing in the Fund. The principal risks of investing in the Fund are discussed below.

|X|  Investment in Common Stocks
     The Fund invests in common stocks. Common stocks are subject to general stock market risks and significant fluctuations in value. Stock market prices of securities may be adversely affected by many factors, such as an issuer's having experienced losses or by the lack of earnings or by the issuer's failure to meet the market's expectations with respect to new products or services, or even by factors wholly unrelated to the value or condition of the issuer. If the stock market declines in value, the Fund is likely to decline in value in proportion to its investments in common stocks.

|X|  Social Policy Risks
     The Fund's social policy could cause it to under-perform similar funds that do not have a social policy. Among the reasons for this are (a) stocks that meet the Fund's social criteria could under-perform those stocks that do not meet these criteria; and (b) a company's social policy could cause the Fund to sell or not purchase stocks that subsequently perform well.

|X|  Small and Medium Capitalization Risks
     The Fund may wish to take advantage of attractive investment opportunities of start-up companies or companies with small and medium size market capitalization and may at times focus its investments on such companies. Such companies are subject to certain risks such as narrower markets, fewer products or services to offer and more limited managerial and financial resources than larger, more established companies. As a result, their performance can be more volatile, and they face a greater risk of business failure, which could increase the volatility and risk of loss of the Fund's assets. Because the Fund concentrates its investment in a core group of common stocks, the business failure of any small or medium size companies in that group can cause even greater volatility to the Fund.

|X|  Sector Concentration Risk
     Sector risk is the risk that the Fund is subject to greater risk of loss as a result of adverse economic, business or other developments than if its investments were diversified across different industry sectors. Securities of issuers held by the Fund may lack sufficient market liquidity to enable the Fund to sell the securities at an advantageous time or without a substantial drop in price. Furthermore, each sector possesses particular risks that may not affect other sectors. The Sub-Advisor's judgment about which sectors offer the greatest potential for long-term financial reward will change over time, and the Fund may concentrate its investments in any number of different sectors.

|X|  Risk of Foreign Securities
     The Fund may invest in foreign securities directly or through ADRs. Investments in these types of securities involve certain inherent risks that could increase the potential for loss in the Fund. For example, the Fund may be affected by the value of the local currency relative to the U.S. dollar. Also, U.S. dollar denominated securities of foreign issuers may also be affected by certain currency risks. Accordingly, the Fund will not hold foreign currency as an investment or invest in foreign currency contracts.

     In addition, foreign investments may be subject to heightened political and economic risks, particularly in countries with unstable governments, immature economic structures, different legal systems, economies based on few industries, and national policies restricting investments by foreigners. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of the Fund's assets from that country.

     Finally, foreign issuers may not be subject to the same uniform accounting, auditing, or financial reporting standards and practices applicable to domestic issuers, and there may be less publicly available information about foreign issuers.

Management of the Fund
--------------------------------------------------------------------------------

Investment Advisor
Stancell Asset Management, LLC is the investment adviser to the Fund, although the Fund is subject to the general supervision of the Fund's Board of Trustees. The Advisor is ultimately responsible for the day-to-day management of the Fund in accordance with the Fund's objective and policies, including developing and maintaining the social criteria for screening companies available for investment. The Advisor is located at 1215 K Street, 17th Floor, Sacramento, California 95814. As of the date of this Prospectus, the only discretionary assets under management of the Advisor are the assets of the Fund.

In exchange for its services, the Advisor is entitled to receive an annual management fee, calculated daily and payable monthly, equal to 1.00% of the average daily net assets of the Fund. The Advisor has contractually agreed, however, to reduce its fees and/or pay expenses of the Fund for an indefinite period to ensure that Total Fund Operating Expenses will not exceed, on an annual basis, 1.30% of average daily net assets of the Institutional Class shares of the Fund. Any reduction in advisory fees or payment of expenses made by the Advisor is subject to reimbursement from the Fund if requested by the Advisor in subsequent fiscal years. The Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursement of fees and/or expenses and the Trustees must review and approve the reimbursement. The Trustees may terminate this expense reimbursement arrangement at any time.

Investment Sub-Advisor
The Advisor has entered into a sub-advisory agreement with SSgA Funds Management, Inc. to assist it in the day-to-day management and provide other advisory services to the Fund. These services include developing and maintaining an investment program for the Fund, making investment decisions with respect to the assets of the Fund, and placing all orders for the purchase and sale of securities on behalf of the Fund. The Sub-Advisor is located at Two International Place, Boston, Massachusetts 02110. The Sub-Advisor is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. The Sub-Advisor, State Street Bank and Trust Company, and other advisory affiliates of State Street Corporation comprise State Street Global Advisors ("SSgA"), which manages over $663 billion in assets and is one of the largest providers of securities processing and record-keeping services for U.S. mutual and pension funds.

In exchange for its services to the Advisor, the Sub-Advisor is entitled to receive an annual management fee calculated daily and payable monthly, equal to 0.65% of the average daily net assets of each class of the Fund. The Sub-Advisor fees are paid directly by the Advisor out of the Advisor's annual advisory fees.

Portfolio Management
The Sub-Advisor's Global Fundamental Strategy All Cap Team has primary responsibility for the investment management decisions regarding the Fund's financial investments. The Sub-Advisor utilizes the team approach to create an environment that encourages the flow of investment ideas for the Fund. The portfolio managers within this team work together in a cohesive manner to develop and enhance techniques that drive the investment process. The Sub-Advisor's Global Fundamental Strategy All Cap Team is overseen by the SSgA Investment Committee, which is comprised of 11 senior staff managers.

Transfer Agent, Custodian and other Services
U.S. Bancorp Fund Services, LLC (the "Transfer Agent"), located in Milwaukee, Wisconsin, provides administrative, accounting and transfer agent services to the Fund. U.S. Bank, National Association serves as Custodian for the Fund's cash and securities. The Custodian does not assist in, and is not responsible for, investment decisions involving assets of the Fund.

Pricing of Fund Shares
--------------------------------------------------------------------------------

Shares of the Fund are sold at their net asset value (NAV). The NAV for all shares of the Fund is determined as of the close of regular trading on the New York Stock Exchange ("NYSE") (normally 4:00 p.m., Eastern Time) on every business day the NYSE is open. The NAV for the Fund is calculated by dividing the sum of the value of the securities held plus cash or other assets minus all liabilities by the total number of shares outstanding of the Fund. The NYSE is closed on weekends and most national holidays.

The Fund's investments are valued according to market value. When a market quote is not readily available, the security's value is based on its "fair value" as determined by procedures adopted by the Fund's Board of Trustees.

If your purchase order is in "good order" (see "Buying Shares") and delivered to the Transfer Agent before the close of the regular trading session of the NYSE on any business day, your order will receive the share price next determined for the Fund as of that day. If your order is received after the close of the regular trading session of the NYSE, it will receive the price determined on the next business day.

Buying Fund Shares
--------------------------------------------------------------------------------

To open an account, you must invest at least the minimum amount.

                                                    To Open         To Add to
                           Minimum Investments    Your Account     Your Account
                           --------------------   ------------     ------------

Institutional Class          All Accounts         $500,000         $100,000

Shares of the Fund may be purchased by check or by wire transfer of funds through a bank or through one or more brokers authorized by the Fund to receive purchase orders. The minimum initial investment for all accounts in the Institutional Class of Shares of the Fund is $500,000. To add to an existing Institutional Class account, the Fund requires a minimum investment of $100,000. Initial investments may be made in any amount in excess of this minimum amount.

Short-term or excessive trading into and out of the Fund may harm performance by disrupting management strategies and by increasing expenses. Accordingly, the Fund may reject your purchase order if in the Advisor's or Sub-Advisor's opinion, you have a pattern of short-term or excessive trading, your trading has been or may be disruptive to the Fund, or rejection otherwise would be in the Fund's best interest.


When making a purchase request, make sure your request is in good order. "Good order" means your purchase request includes:
--------------------------------------------------------------------------------

|X|  The name of the Fund

|X|  The dollar amount of shares to be purchased

|X|  Purchase application or investment stub

|X|  Check payable to the "Empowerment Fund"

--------------------------------------------------------------------------------

Timing of Requests
Your share price will be the next NAV calculated after the Transfer Agent receives your request in good order. All requests received in good order before 4:00 p.m. (Eastern time) will be processed on that same day. Requests received after 4:00 p.m. will receive the next business day's NAV.

Methods of Buying

Through an You can purchase shares of the Fund through any broker-dealer or authorized other financial organization (sales agent) that has been broker-dealer authorized by the Fund. These sales agents are further authorized
or other       to  designate  other   intermediaries  to  receive  purchase  and
financial redemption orders on the Fund's behalf. A purchase order is organization deemed received by the Fund when an authorized sales agent, or, if applicable, a sale agent's authorized designee, receives the request in good order. Please keep in mind that a sales agent may charge additional fees for its services.

By mail To buy shares of the Fund, complete an account application form and send it together with your check for the amount you wish to invest in the Fund to the address below. To make additional investments once you have opened your account, write your account number on the check and send it together with the most recent confirmation statement received from the Transfer Agent. No third party checks will be accepted. If your check is returned for any reason, your purchase will be canceled and a $25 fee will be assessed against your account by the Transfer Agent.

               Regular Mail                           Overnight Delivery
               Stancell Social Fund                   Stancell Social Fund
               c/o U.S. Bancorp Fund Services, LLC    c/o U.S. Bancorp Fund Services, LLC
               P.O. Box 701                           615 E. Michigan Street, Third Floor
               Milwaukee, WI 53201-0701               Milwaukee, WI  53202

               NOTE: The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents.

By telephone   To make additional  investments by telephone,  you must check the appropriate box on your account application form and complete the special options form authorizing telephone purchases. If you have given authorization for telephone transactions and your account has been open for at least 15 days, call the Transfer Agent toll free at 1-877-494-1189 and you will be allowed to move money from your bank account to your Fund account upon request. Only bank accounts held at U.S. institutions that are Automated Clearing
               House (ACH) members may be used for telephone transactions. For security reasons, requests by telephone will be recorded.

By wire If you wish to open an account or to make additional investments by wire, call 1-877-494-1189 to obtain a shareholder account number and instructions. You should then instruct your bank to wire transfer the intended amount in federal funds to:

                     U.S. Bank, National Association
                     Milwaukee, WI 53202
                     ABA #: 042000013
                     Credit: U.S. Bancorp Fund Services, LLC
                     Account #: 112-952-137
                     Further Credit:  Stancell Social Fund
                                      (your name or the title on the account)
                                      (your account #)

Selling (Redeeming) Fund Shares
--------------------------------------------------------------------------------

Methods of Selling

Through a If you purchased your shares through a sales agent (e.g., a broker-dealer broker-dealer or other financial organization), your redemption
or other       order should be placed  through the same sales  agent.  The sales financial agent is responsible for sending your redemption order to the organization Fund on a timely basis. Please keep in mind that your sales agent may charge additional fees for its services.

By mail        You can redeem shares  purchased  directly from the Fund by mail.
               Send your written redemption request to the Transfer Agent at the address below. Your request should be in good order and contain the Fund's name, the name(s) on the account, your account number and the dollar amount or the number of shares to be redeemed. Be sure to have all shareholders sign the letter. Additional documents are required for certain types of shareholders, such as corporations, partnerships, executors, trustees, administrators, or guardians (i.e., corporate resolutions, or trust documents indicating proper authorization).

               Regular Mail                             Overnight Delivery
               Stancell Social Fund                     Stancell Social Fund
               c/o U.S. Bancorp Fund Services, LLC      c/o U.S. Bancorp Fund Services, LLC
               P.O. Box 701                             615 E. Michigan Street, Third Floor
               Milwaukee, WI 53201-0701                 Milwaukee, Wisconsin  53202

               The Transfer Agent may require a signature guarantee for certain redemption requests such as redemption requests made payable to a name that is different than on the account statement or an address not on record with the Fund. A signature guarantee assures that your signature is genuine and protects you from unauthorized account redemptions. You may obtain signature guarantees from most trust companies, commercial banks or other eligible guarantor institutions. A notary public cannot guarantee signatures.

By telephone   If you are authorized to perform telephone  transactions  (either
               through  your   account   application   form  or  by   subsequent
               arrangement in writing with the Fund) you may redeem shares in any amount, but not less than $500, by instructing the Fund by phone at 1-877-494-1189. Unless noted on the initial application, a signature guarantee is required of all shareholders in order to qualify for or to change telephone redemption privileges.

               Note: Neither the Fund nor its service providers will be liable for any loss or expense in acting upon instructions that are reasonably believed to be genuine. To confirm that all telephone instructions are genuine, the Fund will use reasonable procedures, such as requesting:

               |X|  that you correctly state the Fund account number

               |X|  the name in which your account is registered

               |X| the social security or tax identification number under which the account is registered

               |X| the address of the account holder, as stated in the account application form

By wire To redeem shares by wire, call the Fund at 1-877-494-1189 and specify the amount of money you wish to be wired. Your bank may charge a fee to receive wired funds. The Transfer Agent charges a $15 outgoing wire fee.

Payment of Redemption Proceeds to You

You may redeem the Fund's shares at a price equal to the NAV next determined after the Transfer Agent of the Fund receives your redemption request in good order. Your redemption request cannot be processed on days the NYSE is closed. All requests received in good order by the Fund before the close of the regular trading session of the NYSE (normally 4:00 p.m. Eastern time) will usually be wired to the bank you indicate or mailed on the following day to the address of record. In all cases proceeds will be wired or a check mailed within seven calendar days after the Fund receives your redemption request.

--------------------------------------------------------------------------------
When making a redemption request, make sure your request is in good order. "Good order" means your letter of instruction includes:

|X|  The name of the Fund
|X|  The dollar amount of shares to be redeemed
|X|  Signatures  of  all  registered  shareholders  exactly  as the  shares  are registered
|X|  The account number
--------------------------------------------------------------------------------

If you purchase shares using a check and soon after request a redemption, the Fund will honor the redemption request, but will not mail or wire the proceeds until your purchase check has cleared (usually within 12 days).

General Transaction Policies
Some of the following policies are mentioned above. In general, the Fund reserves the right to:

|X|  Vary or waive any minimum investment requirement.

|X| Refuse, change, discontinue, or temporarily suspend account services, including purchase, exchange, or telephone redemption privileges, for any reason.

|X| Reject any purchase or exchange request for any reason. Generally, the Fund does this if the purchase or exchange is disruptive to the efficient management of the Fund (due to the timing of the investment or an investor's history of excessive trading).

|X| Redeem all shares in your account if your balance falls below the Fund's minimum. If, within 60 days of the Fund's written request, you have not increased your account balance, you may be required to redeem your shares. The Fund will not require you to redeem shares if the value of your account drops below the investment minimum due to fluctuations of NAV.

|X| Delay paying redemption proceeds for up to seven days after receiving a request, if an earlier payment could adversely affect the Fund.

|X| Reject any purchase or redemption request that does not contain all required documentation.

If you elect telephone privileges on the account application or in a letter to the Fund, you may be responsible for any fraudulent telephone orders as long as the Fund has taken reasonable precautions to verify your identity. In addition, once you place a telephone transaction request, it cannot be canceled or modified.

The Fund has the right to pay redemption proceeds to you in whole or in part by a distribution of securities from the Fund's portfolio. The Fund does not expect to do so except in unusual circumstances. If the Fund pays your redemption proceeds by a distribution of securities, you could incur brokerage or other charges in converting the securities to cash.

During periods of significant economic or market change, telephone transactions may be difficult to complete. If you are unable to contact the Fund by telephone, you may also mail the requests to the Fund at the address listed under "Buying Fund Shares."

Your broker-dealer or other financial organization may establish policies that differ from those of the Fund. For example, the organization may charge transaction fees, set higher minimum investments, or impose certain limitations on buying or selling shares in addition to those identified in this Prospectus. Contact your broker-dealer or other financial organization for details.

Description of Classes
--------------------------------------------------------------------------------

The Fund offers two classes of shares: Investor Class and Institutional Class. The classes differ with respect to their minimum investments. In addition, Investor Class Shares impose a Rule 12b-1 fee that is assessed against the assets of the Fund attributable to that class.

Distributions and Taxes
--------------------------------------------------------------------------------

Dividends and Distributions
The Fund will make distributions of dividends and capital gains, if any, at least annually, typically in December. The Fund will make another distribution of any additional undistributed capital gains earned during the 12-month period ended October 31 on or about December 31.

All distributions will be invested in Fund shares unless you choose one of the following options: (1) receive dividends in cash while reinvesting capital gain distributions in additional Fund shares; or (2) receive all distributions in cash. If you wish to change your distribution option, write to the Transfer Agent in advance of the payment for the distribution.

Taxation
The Fund intends to make distributions of dividends and capital gains. Dividends are taxable to you as ordinary income. The rate you pay on capital gain distributions will depend on how long the Fund held the securities that generated the gains, not on how long you owned your Fund shares. You will be taxed in the same manner whether you receive your dividends and capital gain distributions in cash or reinvest them in additional Fund shares. Because of its investment strategies, the Fund expects that its distributions will primarily consist of capital gains.

By law, the Fund must withhold a percentage of your taxable distributions and redemption proceeds if you do not provide your correct social security or taxpayer identification number and certify that you are not subject to backup withholding, or if the IRS instructs the Fund to do so.

If you sell your Fund shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transaction.

Financial Highlights
--------------------------------------------------------------------------------

Because the Fund has recently commenced operations, there are no financial highlights available at this time.


                                 Privacy Notice
--------------------------------------------------------------------------------
The Fund collects non-public information about you from the following sources:

|X|  Information we receive about you on applications or other forms;

|X|  Information you give us orally; and

|X|  Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer's authorization, except as required by law or in response to inquiries from governmental authorities. We restrict access to your personal and account information to those employees who need to know that information to provide products and services to you. We also may disclose that information to unaffiliated third parties (such as to brokers or custodians) only as permitted by law and only as needed for us to provide agreed services to you. We maintain physical, electronic and procedural safeguards to guard your non-public personal information.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.


                              Stancell Social Fund
                        a series of Advisors Series Trust

For More Information
--------------------------------------------------------------------------------

The Statement of Additional Information (SAI) includes additional information about the Fund and is incorporated by reference into this Prospectus.

Once they become available, the Fund's annual and semi-annual reports to shareholders contain additional information about the Fund's investments. The annual report will include a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

The SAI and shareholder reports are available free upon request. To request them or other information, or to ask any questions, please call or write:

                              Stancell Social Fund
                       c/o U.S. Bancorp Fund Services, LLC
                                  P.O. Box 701
                            Milwaukee, WI 53201-0701
                            Telephone: (877) 494-1189

The SAI and other Fund information may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Call 1-202-942-8090 for information about its operations.

Reports and other Fund information are also available on the SEC's Internet site at www.sec.gov. Copies of this information may be obtained, upon payment of the proper duplicating fees, by writing to the SEC's Public Reference Room, Washington, DC 20549-0102 or by email at www.publicinfo@sec.gov.



               (The Trust's SEC Investment Company Act file number is 811-07959)